Exhibit 10.22

                         SECURITIES PURCHASE AGREEMENT

Securities Purchase Agreement dated as of August 2, 2004 (this "Agreement") by and between Quintek Technologies, Inc., a California corporation, with principal executive offices located at 17951 Lyons Circle, Huntington Beach, CA 92647 (the "Company"), and Golden Gate Investors, Inc. ("Buyer").

         WHEREAS, Buyer desires to purchase from the Company, and the Company desires to issue and sell to Buyer, upon the terms and subject to the conditions of this Agreement, the Convertible Debenture of the Company in the aggregate principal amount of $300,000 (the "Debenture"); and

         WHEREAS, in conjunction with the Debenture, the Company has issued a Warrant to Purchase Common Stock to the Buyer (the "Warrant or Conversion Warrant"); and

         WHEREAS, upon the terms and subject to the conditions set forth in the Debenture and the Warrant, the Debenture and Warrant are convertible and exercisable, respectively, into shares of the Company's Common Stock (the "Common Stock");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

I.       PURCHASE AND SALE OF DEBENTURE

                  A. Transaction. Buyer hereby agrees to purchase from the Company, and the Company has offered and hereby agrees to issue and sell to Buyer in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Debenture. B. Purchase Price; Form of Payment. The purchase price for the Debenture to be purchased by Buyer hereunder shall be $300,000 (the "Purchase Price"). Simultaneously with the execution of this Agreement, Buyer shall pay $225,000 of the Purchase Price (the "Initial Purchase Price") by wire transfer of immediately available funds to the Company. Simultaneously with the execution of this Agreement, the Company shall deliver the Convertible Debenture and the Conversion Warrants (which shall have been duly authorized, issued and executed I/N/O Buyer or, if the Company otherwise has been notified, I/N/O Buyer's nominee). Upon notification and verification that the Registration Statement for the Conversion Shares (as defined below) and the shares of Common Stock issuable upon exercise of the Conversion Warrants (the "Warrant Shares") has been declared effective by the Securities and Exchange Commission, and such shares can legally be issued to Buyer, Buyer shall immediately send via wire the remainder of the Purchase Price.

II.      BUYER'S REPRESENTATIONS AND WARRANTIES

         Buyer represents and warrants to and covenants and agrees with the Company as follows:

                  A. Buyer is purchasing the Debenture and the Common Stock issuable upon conversion or redemption of the Debenture (the "Conversion Shares" and, collectively with the Debenture and the Warrant Shares, the "Securities") for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in
                  violation  of  the   Securities   Act.

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                  B. Buyer is (i) an "accredited investor" within the meaning of
                  Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement, (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, and (iv) able to afford the loss of its investment in the Securities.

                  C. Buyer understands that the Securities are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and Buyer's compliance with, Buyer's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Buyer to purchase the Securities;

                  D. Buyer understands that the Securities have not been approved or disapproved by the Securities and Exchange Commission (the "Commission") or any state or provincial securities commission.

                  E. This Agreement has been duly and validly authorized, executed and delivered by Buyer and is a valid and binding agreement of Buyer enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

III.     THE COMPANY'S REPRESENTATIONS

         The Company  represents and warrants to Buyer that:

         A.  Capitalization.

                  1. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 50,000,000 shares of Series A Preferred Stock of which 48,749,994 shares and -0-shares, respectively, are issued and outstanding as of the date hereof and are fully paid and nonassessable. The amount, exercise, conversion or subscription price and expiration date for each outstanding option and other security or agreement to purchase shares of Common Stock is accurately set forth on
                  Schedule III.A.1.

                  2. The Conversion Shares and the Warrant Shares have been duly and validly authorized and reserved for issuance by the Company, and, when issued by the Company upon conversion of the Debenture, will be duly and validly issued, fully paid and nonassessable and will not subject the holder thereof to personal liability by reason of being such holder.

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                  3.  Except as  disclosed  on Schedule  III.A.3.,  there are no preemptive, subscription, "call," right of first refusal or other similar rights to acquire any capital stock of the Company or other voting securities of the Company that have been issued or granted to any person and no other obligations of the Company to issue, grant, extend or enter into any
                  security,   option,   warrant,   "call,"  right,   commitment,
                  agreement, arrangement or undertaking with respect to any of their respective capital stock.

         B.  Organization;  Reporting  Company  Status.

                  1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions in which the failure so to qualify would reasonably be expected to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company or on the consummation of any of the transactions contemplated by this Agreement (a "Material Adverse Effect").

                  2. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock is traded on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc. ("OTCBB") and the Company has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such trading.

         C. Authorization.

         The Company (i) has duly and validly authorized and reserved for issuance shares of Common Stock, which is a number sufficient for the conversion of the Debenture and the exercise of the Conversion Warrant and (ii) at all times from and after the date hereof shall have a sufficient number of shares of Common Stock duly and validly authorized and reserved for issuance to satisfy the conversion of the Debenture in full and the exercise of the Conversion Warrant. The Company understands and acknowledges the potentially dilutive effect on the Common Stock of the issuance of the Conversion Shares and the Warrant Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Debenture and the exercise of the Conversion Warrant and the Initial Warrant in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Debenture. The Company agrees, without cost or expense to Buyer, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

         D. Authority; Validity and Enforceability.

         The Company has the requisite corporate power and authority to enter into the Documents (as such term is hereinafter defined) and to perform

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         all  of  its  obligations   hereunder  and  thereunder  (including  the
         issuance, sale and delivery to Buyer of the Securities). The execution, delivery and performance by the Company of the Documents and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Debenture and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) have been duly and validly authorized by all necessary corporate action on the part of the Company. Each of the
         Documents has been duly and validly executed and delivered by the Company and each Document constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights
         and  remedies   generally   and  except  as  rights  to  indemnity  and
         contribution may be limited by federal or state securities laws or the public policy underlying such laws. The Securities have been duly and validly authorized for issuance by the Company and, when executed and delivered by the Company, will be valid and binding obligations of the Company enforceable against it in accordance with their respective
         terms,  subject  to  applicable  bankruptcy,   insolvency,   fraudulent
         conveyance,  reorganization,  moratorium  and  similar  laws  affecting
         creditors'  rights  and  remedies  generally.   For  purposes  of  this
         Agreement, the term "Documents" means (i) this Agreement; (ii) the Registration Rights Agreement dated as of even date herewith between the Company and Buyer, (iii) the Debenture; and (iv) the Conversion Warrant.

         E. Validity of Issuance of the Securities.

         The Debenture, the Conversion Shares upon their issuance in accordance with the Debenture, and the Warrant Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to any preemptive rights, rights of first refusal, tag-along rights, drag-along rights or other similar rights.

         F. Non-contravention.

         The execution and delivery by the Company of the Documents, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated hereby and thereby do not, and compliance with the provisions of this Agreement and other Documents will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien (as such term is hereinafter defined) upon any of the properties or assets of the Company or any of its Subsidiaries under, or result in the termination of, or require that any consent be obtained or any notice be given with respect to (i) the Articles or Certificate of Incorporation or By Laws of the Company or the
         comparable charter or organizational documents of any of its Subsidiaries, in each case as amended to the date of this Agreement,
         (ii) any loan or credit agreement, Debenture, bond, mortgage, indenture, lease, contract or other agreement, instrument or permit applicable to the Company or any of its Subsidiaries or their respective properties or assets or (iii) any Law (as such term is hereinafter defined) applicable to, or any judgment, decree or order of any court or government body having jurisdiction over, the Company or any of its Subsidiaries or any of their respective properties or assets.

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         G. Approvals.

         No authorization, approval or consent of any court or public or governmental authority is required to be obtained by the Company for the issuance and sale of the Securities to Buyer as contemplated by this Agreement, except such authorizations, approvals and consents as have been obtained by the Company prior to the date hereof.

         H. Commission Filings.

         The Company has properly and timely filed with the Commission all reports, proxy statements, forms and other documents required to be filed with the Commission under the Securities Act and the Exchange Act since becoming subject to such Acts (the "Commission Filings"). As of their respective dates, (i) the Commission Filings complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such Commission Filings and (ii) none of the Commission Filings contained at the time of its filing any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Filings, as of the dates of such documents, were true and complete in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (except in the case of unaudited statements permitted by Form 10-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that in the aggregate are not material and to any other adjustment described therein).

         I. Full Disclosure.

         There is no fact known to the Company (other than general economic or industry conditions known to the public generally) that has not been fully disclosed in the Commission Filings that (i) reasonably could be expected to have a Material Adverse Effect or (ii) reasonably could be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to the Documents.

         J. Absence of Events of Default.

         No "Event of Default" (as defined in any agreement or instrument to which the Company is a party) and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing.

         K. Securities Law Matters.

         Assuming the accuracy of the representations and warranties of Buyer set forth in Article II, the offer and sale by the Company of the Securities is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) the registration and/or qualification provisions of all applicable state and provincial securities and "blue

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         sky" laws. The Company shall not directly or indirectly take, and shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of any security similar to the Debenture) which will make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Buyer of the Debenture, the Conversion Shares and the Warrant
         Shares  as  contemplated   by  this  Agreement.   No  form  of  general
         solicitation or advertising has been used or authorized by the Company or any of its officers, directors or Affiliates in connection with the offer or sale of the Debenture (and the Conversion Shares) as contemplated by this Agreement or any other agreement to which the Company is a party.

         L.  Registration  Rights.

         Except as set forth on Schedule III.L., no Person has, and as of the Closing (as such term is hereinafter defined), no Person shall have, any demand, "piggy-back" or other rights to cause the Company to file any registration statement under the Securities Act relating to any of its securities or to participate in any such registration statement.

         M.  Interest.

         The timely payment of interest on the Debenture is not prohibited by the Articles or Certificate of Incorporation or By-Laws of the Company, in each case as amended to the date of this Agreement, or any agreement, contract, document or other undertaking to which the Company is a party.

         N. No Misrepresentation.

         No representation or warranty of the Company contained in this Agreement or any of the other Documents, any schedule, annex or exhibit hereto or thereto or any agreement, instrument or certificate furnished by the Company to Buyer pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. O. Finder's Fee. There is no finder's fee, brokerage commission or like payment in connection with the transactions contemplated by this Agreement for which Buyer is liable or responsible.

IV.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS

         A. Filings.

         The Company shall make all necessary Commission Filings and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to Buyer as required by all applicable Laws, and shall provide a copy thereof to Buyer promptly after such filing.

         B. Reporting Status.

         So long as Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed by it with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

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         C. Listing.

         Except to the extent the Company lists its Common Stock on The New York Stock Exchange, The American Stock Exchange or The Nasdaq Stock Market, the Company shall use its best efforts to maintain its listing of the Common Stock on OTCBB. If the Common Stock is delisted from OTCBB, the Company will use its best efforts to list the Common Stock on the most liquid national securities exchange or quotation system that the Common Stock is qualified to be listed on.

         D. Reserved Conversion Common Stock.

         The Company at all times from and after the date hereof shall have such number of shares of Common Stock duly and validly authorized and reserved for issuance as shall be sufficient for the conversion in full of the Debenture and the exercise of the Conversion Warrant.

         E. Information.

         Each of the parties hereto acknowledges and agrees that Buyer shall not be provided with, nor be given access to, any material non-public information relating to the Company.

         F. Accounting and Reserves.

         The Company shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true, and correct entries shall be made of its transactions, all in accordance with GAAP applied on consistent basis through all periods, and shall set aside on such books for each fiscal year all such reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

         G. Transactions with Affiliates.

         So long as the Debenture is outstanding, neither the Company nor any of its Subsidiaries shall, directly or indirectly, enter into any material transaction or agreement with any stockholder, officer, director or Affiliate of the Company or family member of any officer, director or Affiliate of the Company, unless the transaction or agreement is (i) reviewed and approved by a majority of Disinterested Directors (as such term is hereinafter defined) and (ii) on terms no less favorable to the Company or the applicable Subsidiary than those obtainable from a nonaffiliated person. A "Disinterested Director" shall mean a director of the Company who is not and has not been an officer or employee of the Company and who is not a member of the family of, controlled by or under common control with, any such officer or employee.

         H. Certain Restrictions.

         So long as the Debenture is outstanding, no dividends shall be declared or paid or set apart for payment nor shall any other distribution be declared or made upon any capital stock of the Company, nor shall any capital stock of the Company be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan (including a stock option plan) of the Company or pursuant to any of the security agreements listed on Schedule III.A, for any consideration by the Company, directly or indirectly, nor shall any moneys be paid to or made available for a sinking fund for the redemption of any Common Stock of any such stock.

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         I. Short Selling.

         So long as the Debenture is outstanding, Buyer agrees and covenants on its behalf and on behalf of its affiliates that neither Buyer nor its affiliates shall at any time engage in any short sales with respect to the Company's Common Stock, or sell put options or similar instruments with respect to the Company's Common Stock.

V.       ISSUANCE OF COMMON STOCK

         A. The Company undertakes and agrees that no instruction other than the instructions referred to in this Article V and customary stop transfer instructions prior to the registration and sale of the Common Stock pursuant to an effective Securities Act registration statement shall be given to its transfer agent for the Conversion Shares and the Warrant Shares and that the Conversion Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable law. Nothing contained in this Section V.A. shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of such Common Stock.

         B. Buyer shall have the right to convert the Debenture and exercise the Warrant by telecopying an executed and completed Conversion Notice (as such term is defined in the Debenture) or Warrant Notice of Exercise (as such term is defined in the Warrant) to the Company. Each date on which a Conversion Notice or Warrant Notice of Exercise is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date (as such term is defined in the Debenture). The Company shall cause the transfer agent to transmit the certificates evidencing the Common Stock issuable upon conversion of the Debenture (together with a new debenture, if any, representing the principal amount of the Debenture not being so converted) or exercise of the Warrant (together with a new Warrant, if any, representing the amount of the Warrant not being so exercised) to Buyer via express courier, or if a Registration Statement covering the Common Stock has been declared effective by the SEC by electronic transfer, within three
         (3) business days after receipt by the Company of the Conversion Notice or Warrant Notice of Exercise (the "Delivery Date").

         C. Upon the conversion of the Debenture or exercise of the Warrant or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of Buyer (or its nominee) or such other persons as designated by Buyer and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion or exercise. The Company warrants that the Conversion Shares and Warrant Shares will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Company Common Stock provided the Conversion Shares and Warrant Shares are being sold pursuant to an effective registration statement covering the Common Stock to be sold or is otherwise exempt from registration when sold.

         D. The Company understands that a delay in the delivery of the Common Stock in the form required pursuant to this section, or the Mandatory Redemption Amount described in Section E hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Buyer. As compensation to the

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         Buyer for such loss,  the  Company  agrees to pay late  payments to the
         Buyer for late issuance of Common Stock in the form required pursuant to Section C hereof upon Conversion of the Debenture or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Debenture principal amount being converted or redeemed. The Company shall pay any payments incurred
         under  this  Section  in  immediately   available  funds  upon  demand.
         Furthermore, in addition to any other remedies which may be available to the Buyer, in the event that the Company fails for any reason to effect delivery of the Common Stock by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Buyer will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Buyer shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

         E. Mandatory  Redemption.

         In the event the Company is prohibited from issuing Common Stock, or fails to timely deliver Common Stock on a Delivery Date, or upon the occurrence of an Event of Default (as defined in the Debenture) or for any reason other than pursuant to the limitations set forth herein, or upon the occurrence of an Event of Default as defined in the Debenture, then at the Buyer's election, the Company must pay to the Buyer ten
         (10) business days after request by the Buyer or on the Delivery Date (if requested by the Buyer) a sum of money determined by multiplying up to the outstanding principal amount of the Debenture designated by the Buyer by 130%, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Buyer on the same date as the Company Common Stock otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Debenture principal and interest will be deemed paid and no longer outstanding.

         F. Buy-In.

         In addition to any other rights available to the Buyer, if the Company fails to deliver to the Buyer such Common Stock issuable upon conversion of a Debenture or exercise of a Warrant by the Delivery Date and if ten (10) days after the Delivery Date the Buyer purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Buyer of the Common Stock which the Buyer anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Buyer (in addition to any remedies available to or elected by the Buyer) the amount by which (A) the Buyer's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Debenture or Warrant for which such conversion or exercise was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Buyer purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Debenture or Warrant principal and/or interest, the Company shall be required to pay the Buyer $1,000, plus interest. The Buyer shall provide the Company written notice indicating the amounts payable to the Buyer in respect of the Buy-In.

         G. The Securities shall be delivered by the Company to the Buyer pursuant to Section I.B. hereof on a "delivery-against-payment basis" at the Closing.

VI.      CLOSING  DATE

         The Closing shall occur by the delivery: (i) to the Buyer of the certificate evidencing the Debenture and all other Agreements, and (ii) to the Company the Purchase Price.

VII.     CONDITIONS TO THE COMPANY'S OBLIGATIONS

         Buyer understands that the Company's obligation to sell the Debenture on the Closing Date to Buyer pursuant to this Agreement is conditioned upon: A. Delivery by Buyer to the Company of the Initial Purchase Price; B. The accuracy on the Closing Date of the representations and warranties of Buyer contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by Buyer in all material respects on or before the Closing Date of all covenants and agreements of Buyer required to be performed by it pursuant to this Agreement on or before the Closing Date; and C. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.


VIII.    CONDITIONS TO BUYER'S  OBLIGATIONS

         The Company understands that Buyer's obligation to purchase the Securities on the Closing Date pursuant to this Agreement is conditioned upon: A. Delivery by the Company of the Debenture, the Conversion Warrant and the other Agreements (I/N/O Buyer or I/N/O
         Buyer's nominee); B. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by the Company in all respects on or before the Closing Date of all covenants and agreements of the Company required to be performed by it pursuant to this Agreement on or before the Closing Date, all of which shall be confirmed to Buyer by delivery of the certificate of the chief executive officer of the Company to that effect;

         C. There not having occurred (i) any general suspension of trading in, or limitation on prices listed for, the Common Stock on the OTCBB/Pink Sheet, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) the commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States or any of its territories, protectorates or possessions or (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof;

         D. There not having occurred any event or development, and there being in existence no condition, having or which reasonably and foreseeably could have a Material Adverse Effect;

         E. The Company shall have delivered to Buyer reimbursement of Buyer's reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated by this Agreement;

         F. There shall not be in effect any Law, order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement;

         G. The Company shall have obtained all consents, approvals or waivers from governmental authorities and third persons necessary for the execution, delivery and performance of the Documents and the transactions contemplated thereby, all without material cost to the Company;

         H. Buyer shall have received such additional documents, certificates, payment, assignments, transfers and other deliveries as it or its legal counsel may reasonably request and as are customary to effect a closing of the matters herein contemplated;

         I. Delivery by the Company of an enforceability opinion from its outside counsel in form and substance satisfactory to Buyer

         J.  Reimbursement  of Buyer's  legal fees in the amount of $5,000.

IX.      SURVIVAL;  INDEMNIFICATION

         A. The representations, warranties and covenants made by each of the Company and Buyer in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

         B. The Company hereby agrees to indemnify and hold harmless Buyer, its affiliates and their respective officers, directors, partners and members (collectively, the "Buyer Indemnitees") from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, "Losses") and agrees to reimburse Buyer Indemnitees for all out-of-pocket expenses (including the fees and expenses of legal counsel), in each case promptly as incurred by Buyer Indemnitees and to the extent arising out of or in connection with: 1. any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement or the other Documents, or the annexes, schedules or exhibits hereto or thereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement or the other Documents; 2. any failure by the Company to perform any of its covenants, agreements, undertakings or obligations set forth in this Agreement or the other Documents or any instrument, certificate or agreement entered into or delivered by the Company pursuant to this Agreement or the other Documents; 3. the purchase of the Debenture, the conversion of the Debenture, the payment of interest on the Debenture, the issuance of the Warrant Shares, the consummation of the transactions contemplated by this Agreement and the other Documents, the use of any of the proceeds of the Purchase Price by the Company, the purchase or ownership of any or all of the Securities, the performance by the parties hereto of their respective obligations hereunder and under the Documents or any claim, litigation, investigation, proceedings or governmental action relating to any of the foregoing, whether or not Buyer is a party thereto; or 4. resales of the Common Stock by Buyer in the manner and as contemplated by this Agreement and the Registration Rights Agreement.

         C. Buyer hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees") from and against any and all Losses, and agrees to reimburse the Company Indemnitees for all out-of-pocket expenses (including the fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with: 1. any misrepresentation, omission of fact or breach of any of Buyer's representations or warranties contained in this Agreement or the other Documents, or the annexes, schedules or exhibits hereto or thereto or any instrument, agreement or certificate entered into or delivered by Buyer pursuant to this Agreement or the other Documents; or 2. any failure by Buyer to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or the other Documents or any instrument, certificate or agreement entered into or delivered by Buyer pursuant to this Agreement or the other Documents.

         D. Promptly after receipt by either party hereto seeking indemnification pursuant to this Article IX (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this Article IX is being sought (the "Indemnifying Party") of the commencement thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights or defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if):
         (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The

         Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

         E. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

X.       GOVERNING LAW

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without regard to the conflicts of law principles of such state.

 XI.     SUBMISSION TO JURISDICTION

         Each of the parties hereto consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of San Diego or the state courts of the State of California sitting in the City of San Diego in connection with any dispute arising under this Agreement and the other Documents. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. Each party hereto irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such courts by the mailing of copies of such process by registered or certified mail (return receipt requested), postage prepaid, at its address specified in Article XVII. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

 XII. WAIVER OF JURY TRIAL TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND OTHER DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NEITHER OF THEIR RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

XIII.    COUNTERPARTS; EXECUTION

         This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which counterparts shall together constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on both parties hereto.

XIV.     HEADINGS

         The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

XV.      SEVERABILITY

         In the event any one or more of the provisions contained in this Agreement or in the other Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

XVI.     ENTIRE AGREEMENT;  REMEDIES,  AMENDMENTS AND WAIVERS

         This Agreement and the Documents constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of such parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by both parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

XVII.    NOTICES

         Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

         A. if to the Company, to:

         Quintek Technologies, Inc.
         17951 Lyons Circle
         Huntington Beach, CA 92647
         Telephone:        714-848-7741
         Facsimile:        714-848-7701


         B. if to Buyer, to:

         Golden Gate Investors,  Inc.
         7817 Herschel Avenue, Suite 200
         La Jolla, California 92037
         Telephone: 858-551-8789
         Facsimile: 858-551-8779

         The Company or Buyer may change the foregoing address by notice given pursuant to this Article XVII.

XVIII.  CONFIDENTIALITY

         Each of the Company and Buyer agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provide, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law (including, without limitation, pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act and the Exchange Act).

XIX.     ASSIGNMENT

         This Agreement shall not be assignable by either of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed and delivered on the date first above written.


Quintek Technologies, Inc.                  Golden Gate Investors, Inc.

By: /s/ Robert Steele                       By: /s/ Travis Huff
    --------------------------------            --------------------------------
Title: Chief Executive Officer              Title: Portfolio Manager


SCHEDULE III.L.
REGISTRATION RIGHTS
Name

Exhibit 10.22a

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.
5 3/4 % CONVERTIBLE DEBENTURE

Company: Quintek Technologies, Inc.
Company Address:
Closing Date: August 2, 2004
Maturity Date: August 2, 2006
Principal Amount: $300,000
First Payment Due Date: September 15, 2004

Quintek Technologies, Inc., a California corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the assets or otherwise (the "Company"), for value received, hereby promises to pay to the Holder (as such term is hereinafter defined), or such other Person (as such term is hereinafter defined) upon order of the Holder, on the Maturity Date, the Principal Amount (as such term is hereinafter defined), as such sum may be adjusted pursuant to Article 3, and to pay interest thereon from the Closing Date, monthly in arrears, on the 15th day of each month (each an "Interest Payment Due Date" and collectively, the "Interest Payment Due Dates"), commencing on the First Payment Due Date, at the rate of five and three-quarter percent (5 3/4%) per annum (the "Debenture Interest Rate"), until the Principal Amount of this Debenture has been paid in full. All interest payable on the Principal Amount of this Debenture shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Payment of interest on this Debenture shall be in cash or, at the option of the Holder, in shares of Common Stock of the Company valued at the then applicable Conversion Price (as defined herein). This Debenture may not be prepaid without the written consent of the Holder, except as specifically set forth herein.

                                   ARTICLE 1

                                  DEFINITIONS

SECTION 1.1 Definitions.

The terms defined in this Article whenever used in this Debenture have the following respective meanings:

(i) "Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

(ii) "Bankruptcy Code" means the United States Bankruptcy Code of 1986, as amended (11 U.S.C. ss.ss. 101 et. seq.).

(iii) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

(iv) "Capital Shares" means the Common Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Company.

(v) "Common  Shares" or "Common  Stock"  means  shares of the  Company's  Common
Stock.

(vi) "Common Stock Issued at Conversion", when used with reference to the securities deliverable upon conversion of this Debenture, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which this Debenture hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

(vii) "Conversion" or "conversion" means the repayment by the Company of the Principal Amount of this Debenture (and, to the extent the Holder elects as permitted by Section 3.1, accrued and unpaid interest thereon) by the delivery of Common Stock on the terms provided in Section 3.2, and "convert," "converted," "convertible" and like words shall have a corresponding meaning.

(viii) "Conversion Date" means any day on which all or any portion of the Principal Amount of this Debenture is converted in accordance with the provisions hereof.

(ix) "Conversion Notice" means a written notice of conversion substantially in the form annexed hereto as Exhibit A.

(x) "Conversion Price" on any date of determination means the applicable price for the conversion of this Debenture into Common Shares on such day as set forth in Section 3.1(a).

(xi) "Current Market Price" on any date of determination means the closing price of a Common Share on such day as reported on the NASDAQ OTCBB Exchange; provided that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

(xii) "Deadline" means the date that is the 120th day from the Closing Date.

(xiii) "Debenture" or "Debentures" means this Convertible Debenture of the Company or such other convertible debenture(s) exchanged therefor as provided in
Section 2.1.

(xiv) "Discount Multiplier" has the meaning set forth in Section 3.1(a).

(xv) "Event of Default" has the meaning set forth in Section 6.1.

(xvi) "Holder" means Golden Gate Investors, Inc., any successor thereto, or any Person to whom this Debenture is subsequently transferred in accordance with the provisions hereof.

(xvii) "Interest Payment Due Date" has the meaning set forth in the opening paragraph of this Debenture.

(xviii) "Market Disruption Event" means any event that results in a material suspension or limitation of trading of the Common Shares.

(xix) "Market Price" per Common Share means the lowest price of the Common Shares during any Trading Day as reported on the NASDAQ OTCBB; provided that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the lowest price of the Common Shares during any Trading Day on the over-the-counter market as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

(xx) "Maximum Rate" has the meaning set forth in Section 6.4.

(xxi) "Outstanding" when used with reference to Common Shares or Capital Shares (collectively, "Shares") means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Company or any Subsidiary of the Company shall not be deemed "Outstanding" for purposes hereof.

(xxii) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

(xxiii) "Principal Amount" means, for any date of calculation, the principal sum set forth in the first paragraph of this Debenture (but only such principal amount as to which the Holder has (a) actually advanced pursuant to the Securities Purchase Agreement, and (b) not theretofore furnished a Conversion Notice in compliance with Section 3.2).

(xxiv) "Registration Rights Agreement" means that certain Registration Rights Agreement of even date herewith by and between the Company and Holder, as the same may be amended from time to time.

(xxv) "SEC" means the United States Securities and Exchange Commission.

(xxvi) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

(xxvii) "Securities Purchase Agreement" means that certain Securities Purchase Agreement of even date herewith by and among the Company and Holder, as the same may be amended from time to time.

(xxviii) "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

(xxix) "Trading Day" means any day on which (i) purchases and sales of securities on the principal national security exchange or quotation system on which the Common Shares are traded are reported thereon, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be, (ii) at least one bid for the trading of Common Shares is reported and (iii) no Market Disruption Event occurs.

All references to "cash" or "$" herein means currency of the United States of America.

                                   ARTICLE 2

                       EXCHANGES, TRANSFER AND REPAYMENT

SECTION 2.1  Registration  of  Transfer  of  Debentures.

This Debenture, when presented for registration of transfer, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed, by the Holder duly authorized in writing.

SECTION 2.2 Loss, Theft,  Destruction of Debenture.

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid Principal Amount dated as of the date hereof (which shall accrue interest from the most recent Interest Payment Due Date on which an interest payment was made in full). This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

SECTION  2.3 Who Deemed  Absolute  Owner.

The Company may deem the Person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the Principal Amount of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effectual to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion or conversions so made.

SECTION 2.4 Repayment at Maturity.

At the  Maturity  Date,  the  Company  shall  repay  the  outstanding
Principal Amount of this Debenture in whole in cash, together with all accrued and unpaid interest thereon, in cash, to the Maturity Date.

SECTION 2.5 Optional Redemption.

For a period of 3 months following the Closing Date, the Company may redeem this Debenture in whole in cash for 150% of the outstanding Principal Amount plus accrued and unpaid interest.

                                    ARTICLE 3

                            CONVERSION OF DEBENTURE

SECTION 3.1 Conversion; Conversion Price; Valuation Event.

         (a) At the option of the Holder, this Debenture may be converted, either in whole or in part, up to the full Principal Amount hereof (in increments of $1,000 in Principal Amount) into Common Shares
         (calculated as to each such conversion to the nearest 1/100th of a share), at any time and from time to time on any Business Day, subject to compliance with Section 3.2. The Warrant must be exercised concurrently with the conversion of this Debenture in an amount equal to ten times the dollar amount of the Debenture conversion. The number of Common Shares into which this Debenture may be converted is equal to the dollar amount of the Debenture being converted multiplied by eleven, minus the product of the Conversion Price multiplied by ten times the dollar amount of the Debenture being converted, and the entire foregoing result shall be divided by the Conversion Price. In addition, the Company shall pay to the Holder on the Conversion Date, in cash, any accrued and unpaid interest on the Debenture being converted not included at the option of the Holder in clause (i) of the immediately preceding sentence. The "Conversion Price" shall be equal to the lesser of (i) $0.50, or (ii) 80% of the average of the 5 lowest Volume Weighted Average Prices during the 20 Trading Days prior to Holder's election to convert, or (iii) 80% of the Volume Weighted Average Price on the Trading Day prior to Holder's election to convert (the percentage figure being a "Discount Multiplier"); provided, that in the event the Registration Statement has not been declared effective by the SEC by the Deadline then the applicable Discount Multiplier shall decrease by three percentage points for each month or partial month occurring after the Deadline that the Registration Statement is not effective or, if the Registration Statement has theretofore been declared effective but is not thereafter effective, then the applicable Discount Multiplier shall decrease by three percentage points for each week or partial week occurring after the Deadline that the Registration Statement is not effective. Beginning in the first full calendar month after the Registration Statement is declared effective, Holder shall convert at least 5%, but no more than 15% (such 15% maximum amount to be cumulative from the Deadline), of the face value of the Debenture per calendar month into Common Shares of the Company, provided that the Common Shares are available, registered and freely tradable. Holder must exercise the Warrant concurrently with such conversions, in an amount equal to ten times the dollar amount of the Debenture being converted. If Holder converts more than 5% of the face value of the Debenture in any calendar month, the excess over 5% shall be credited against the next month's minimum conversion amount. The 15% monthly maximum amount shall not be applicable if the Current Market Price of the Common Stock at anytime during the applicable month is higher than the Current Market Price of the Common Stock on the Closing Date. In the event Holder does not convert at least 5% of the Debenture in any particular calendar month, Holder shall not be entitled to collect interest on the Debenture for that month if the Company gives Holder written notice, at least 5 business days prior to the end of the month, of Holder's failure to convert the minimum required amount for that month. If the Holder elects to convert a portion of the Debenture and, on the day that the election is made, the Volume Weighted Average Price is below $0.10, the Company shall have the right to prepay that portion of the Debenture that Holder elected to convert, plus any accrued and unpaid interest, at 125% of such amount. In the event that the Company elects to prepay that portion of the Debenture, Holder shall have the right to withdraw its Conversion Notice. If, at anytime during the month, the Volume Weighted Average Price is below $0.10, Holder shall not be obligated to convert any portion of the Debenture during that month. In any calendar month, the Holder shall only have the right to submit conversions for no more than 5% of the face value of the Debenture on any day that the Volume Weighted Average Price is below $0.10. At the Company's option, Holder shall not be allowed to submit Debenture conversions or Warrant exercises for a period of 10 days from the date of receipt of written notice from the Company to the Holder to that effect. The Company shall only be allowed to exercise this option a maximum of 3 times during the term of the Debenture and a maximum of 2 times in any 30 day period. Holder shall not be required to convert any minimum amount of the Debenture, nor exercise any minimum amount of Warrants, in any month that the Company exercises this option.

         (b) Notwithstanding the provisions of Section 3.1(a), in the event the Company's Registration Statement has not been declared effective by the Deadline or, if the Registration Statement has theretofore been declared effective but is not thereafter effective, the following will also apply in addition to any damages incurred by the Holder as a result thereof:

                  (i) The Holder may demand repayment of one hundred and fifty percent (150%) of the Principal Amount of the Debenture, together with all accrued and unpaid interest thereon, in cash, at any time prior to the Company's Registration Statement being declared effective by the SEC or during the period that the Company's Registration Statement is not effective, such repayment to be made within three (3) business days of such demand. In the event that the Debenture is so accelerated, in addition to the repayment of one hundred and fifty percent (150%) of the Principal Amount together with accrued interest as aforesaid, the Company shall immediately issue and pay, as the case may be, to the Holder 50,000 Shares of Common Stock and $15,000 for each thirty (30) day period, or portion thereof, during which the Principal Amount, including interest thereon, remains unpaid, with the monthly payment amount to increase to $20,000 for each thirty (30) day period, or portion thereof, after the first ninety (90) day period;

                  (ii) If the Holder does not elect to accelerate the Debenture, the Company shall immediately issue or pay, as the case may be, to Holder 50,000 Shares of Common Stock and $15,000 for each thirty (30) day period, or portion thereof, that the Registration Statement is not effective, with the monthly payment amount to increase to $20,000 for each thirty (30) day period, or portion thereof, after the first ninety (90) day period. (iii) If the SEC indicates that the Company's Registration Statement will be declared effective upon request by the Company, and the Company does not, within 3 business days of the SEC indication, request that the Registration Statement become effective, the amounts set forth in subsections (ii) and (iii) above shall double.

SECTION 3.2 Exercise of Conversion Privilege.

         (a) Conversion of this Debenture may be exercised on any Business Day by the Holder by telecopying an executed and completed Conversion Notice to the Company. In addition, Holder shall e-mail the Conversion Notice to ahaag@quintek.com and rsteele@quintek.com. Each date on which a Conversion Notice is telecopied to the Company in accordance with the provisions of this Section 3.2 shall constitute a Conversion Date. The Company shall convert this Debenture and issue the Common Stock Issued at Conversion in the manner provided below in this Section 3.2, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than three (3) Business Days after the Company's receipt of such Conversion Notice, the Company shall (i) issue the Common Stock Issued at Conversion in accordance with the provisions of this Article 3 and (ii) cause to be mailed for delivery by overnight courier, or if a Registration Statement covering the
         Common Stock has been declared effective by the SEC cause to be electronically transferred, to Holder (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (y) cash, as provided in Section 3.3, in respect of any fraction of a Common Share deliverable upon such conversion and (z) cash or shares of Common

         Stock, as applicable, representing the amount of accrued and unpaid interest on this Debenture as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, and at such time the rights of the Holder of this Debenture, as such (except if and to the extent that any Principal Amount thereof remains unconverted), shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby, and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to
         Section 3.4), to surrender this Debenture and to release the Company from all liability thereon (except if and to the extent that any Principal Amount thereof remains unconverted). No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

         (b) If, at any time after the date of this Debenture, (i) the Company challenges, disputes or denies the right of the Holder hereof to effect the conversion of this Debenture into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 3.2 or (ii) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or legal proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of this Debenture into Common Shares, then the Holder shall have the right, but not the obligation, by written notice to the Company, to require the Company to promptly redeem this Debenture for cash at one hundred and fifty (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of redemption. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in defending itself in any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

         (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the Holder's conversion privilege. The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of this Debenture. The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.
         SECTION 3.3 Fractional Shares. No fractional Common Shares or scrip representing fractional Common Shares shall be delivered upon conversion of this Debenture. Instead of any fractional Common Shares which otherwise would be delivered upon conversion of this Debenture, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the Current Market Price on the Conversion Date. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

SECTION  3.4  Adjustments.

The Conversion Price and the number of shares deliverable upon conversion of this Debenture are subject to adjustment from time to time as follows:

         (i) Reclassification, Etc. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Company), sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person, or effectuate a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Debenture shall have the right thereafter, at its sole option, to (x) require the
         Company to prepay this Debenture for cash at one hundred and twenty-five percent (125%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment,
         (y) receive the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which the outstanding portion of this Debenture may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change or (z) require the Company, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, execute and deliver to the Holder a debenture with substantial identical rights, privileges, powers, restrictions and other terms as this Debenture in an amount equal to the amount outstanding under this Debenture immediately prior to such Fundamental Corporate Change. For purposes hereof, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to prepayment and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions shall similarly apply to successive Fundamental Corporate Changes.

SECTION  3.5  Certain  Conversion Limits.

Notwithstanding anything herein to the contrary, if and to the extent that, on any date, the holding by the Holder of this Debenture would result in the Holder's being deemed the beneficial owner of more than 9.99% of the then Outstanding shares of Common Stock, then the Holder shall not have the right, and the Company shall not have the obligation, to convert any portion of this

Debenture as shall cause such Holder to be deemed the beneficial owner of more than 9.99% of the then Outstanding shares of Common Stock. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 9.99% of the then Outstanding shares of Common Stock, then the Company shall prepay such portion of this Debenture as shall cause such Holder not to be deemed the beneficial owner of more than 9.99% of the then Outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Debenture. Any and all interest paid on or prior to the date of such determination shall be deemed interest paid on the remaining portion of this Debenture held by the Holder. Such prepayment shall be for cash at a prepayment price of one hundred and twenty-five percent (125%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment.

SECTION 3.6 Surrender of Debentures.

Upon any redemption of this Debenture pursuant to Sections 3.2, 3.5 or 6.2, or upon maturity pursuant to Section 2.4, the Holder shall either deliver this Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by nationally recognized overnight courier. Payment of the redemption price or the amount due on maturity specified in Section 2.4, shall be made by the Company to the Holder against receipt of this Debenture (as provided in this Section 3.5) by wire transfer of immediately available funds to such account(s) as the Holder shall specify by written notice to the Company. If payment of such redemption price is not made in full by the redemption date, or the amount due on maturity is not paid in full by the Maturity Date, the Holder shall again have the right to convert this Debenture as provided in Article 3 hereof or to declare an Event of Default.

                                    ARTICLE 4

                        STATUS; RESTRICTIONS ON TRANSFER

SECTION 4.1 Status of Debenture.

This Debenture constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to general principles of equity and to principles of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally.

SECTION 4.2 Restrictions on Transfer.

This Debenture, and any Common Shares deliverable upon the conversion hereof, have not been registered under the Securities Act. The Holder by accepting this Debenture agrees that this Debenture and the shares of Common Stock to be acquired as interest on and upon conversion of this Debenture may not be assigned or otherwise transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Debenture or such shares may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to this Debenture or such shares has been filed by the Company and declared effective by the SEC. Each certificate for shares of Common Stock deliverable hereunder shall bear a legend as follows unless and until such securities have been sold pursuant to an effective registration statement under the Securities Act:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act in respect of which the issuer of this certificate has received an opinion of counsel satisfactory to the issuer of this certificate to such effect. Copies of the agreement covering both the purchase of the securities and restrictions on their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the issuer of this certificate at the principal executive offices of the issuer of this certificate."

                                   ARTICLE 5

                                   COVENANTS

SECTION 5.1 Conversion.

The Company shall cause the transfer agent, not later than three (3) Business Days after the Company's receipt of a Conversion Notice, to issue and deliver to the Holder the requisite shares of Common Stock Issued at Conversion. Such delivery shall be by electronic transfer if a Registration Statement covering the Common Stock has been declared effective by the SEC.

SECTION 5.2 Notice of Default.

If any one or more events occur which constitute or which, with notice, lapse of time, or both, would constitute an Event of Default, the Company shall forthwith give notice to the Holder, specifying the nature and status of the Event of Default or such other event(s), as the case may be.

SECTION 5.3 Payment of Obligations.

So long as this Debenture shall be outstanding, the Company shall pay, extend, or discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

SECTION 5.4 Compliance with Laws.

So long as this Debenture shall be outstanding, the Company shall comply with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities, except for such noncompliance which would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries.

SECTION 5.5 Inspection of Property, Books and Records.

So long as this Debenture shall be outstanding, the Company shall keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities and shall permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records, not reasonably deemed confidential by the Company, and to discuss its respective affairs, finances and accounts with its respective officers and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                                   ARTICLE 6

                           EVENTS OF DEFAULT; REMEDIES

SECTION 6.1 Events of Default.

"Event of Default"  wherever used herein means any one of the following  events:

         (i) the Company shall default in the payment of principal of or interest on this Debenture as and when the same shall be due and payable and, in the case of an interest payment default, such default shall continue for five (5) Business Days after the date such interest payment was due, or the Company shall fail to perform or observe any other covenant, agreement, term, provision, undertaking or commitment under this Debenture, the Conversion Warrants (as defined in the Securities Purchase Agreement), the Securities Purchase Agreement or the Registration Rights Agreement and such default shall continue for a period of ten (10) Business Days after the delivery to the Company of written notice that the Company is in default hereunder or thereunder;

         (ii) any of the representations or warranties made by the Company herein, in the Securities Purchase Agreement, the Registration Rights Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture, the Warrants, the Securities Purchase Agreement or the
         Registration Rights Agreement shall be false or misleading in a material respect on the Closing Date;

         (iii) under the laws of any jurisdiction not otherwise covered by clauses (iv) and (v) below, the Company or any Subsidiary (A) becomes insolvent or generally not able to pay its debts as they become due,
         (B) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (C) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar person for it or for any substantial part of its properties and assets, and in the case of any such official proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of sixty (60) calendar days, or any of the actions sought in such proceeding
         (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs or (D) takes any corporate action to authorize any of the above actions;

         (iv) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues and is unstayed and in effect for a period of sixty (60) calendar days;

         (v) the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as and when they become due, or the taking of corporate action by the Company in furtherance of any such action;

         (vi) a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of thirty (30) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds One Hundred Thousand Dollars ($100,000);

         (vii) it becomes unlawful for the Company to perform or comply with its obligations under this Debenture, the Conversion Warrant, the Securities Purchase Agreement or the Registration Rights Agreement in any respect;

         (viii) the Common Shares shall be delisted from the NASDAQ OTCBB (the "Trading Market" or, to the extent the Company becomes eligible to list its Common Stock on any other national security exchange or quotation system, upon official notice of listing on any such exchange or system, as the case may be, it shall be the "Trading Market") or suspended from trading on the Trading Market, and shall not be reinstated, relisted or such suspension lifted, as the case may be, within ten (10) days or;

         (ix) the Company shall default (giving effect to any applicable grace period) in the payment of principal or interest as and when the same shall become due and payable, under any indebtedness, individually or in the aggregate, of more than One Hundred Thousand Dollars ($100,000);

SECTION 6.2 Acceleration of Maturity; Rescission and Annulment.

If an Event of Default occurs and is continuing, then and in every such case the Holder may, by a notice in writing to the Company, rescind any outstanding Conversion Notice and declare that all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration this Debenture shall become immediately due and payable in cash at a price of one hundred and fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of payment; provided, however, in the case of any Event of Default described in clauses
(iii), (iv), (v) or (vii) of Section 6.1, such amount automatically shall become immediately due and payable without the necessity of any notice or declaration as aforesaid.

SECTION 6.3 Late Payment Penalty.

If any portion of the principal of or interest on this Debenture shall not be paid within ten (10) days of when it is due, the Discount Multiplier under this Debenture, and under all warrants granted by the Company to the Holder, shall decrease by one percentage point (1%) for all conversions of this Debenture and warrant exercises thereafter.

SECTION 6.4 Maximum Interest Rate.

Notwithstanding anything herein to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Holder in accordance with any applicable law (the "Maximum Rate"), the rate of interest applicable to this Debenture shall be limited to the Maximum Rate. To the greatest extent permitted under applicable law, the Company hereby waives and agrees not to allege or claim that any provisions of this Note could give rise to or result in any actual or potential violation of any applicable usury laws.

SECTION 6.5 Remedies Not Waived.

No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

SECTION 6.6 Remedies.

The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Debenture will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Debenture, that the Holder shall be entitled to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Debenture and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

SECTION 6.7 Payment of Certain Amounts.

Whenever pursuant to this Debenture the Company is required to pay an amount in excess of the Principal Amount plus accrued and unpaid interest, the Company and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Debenture may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Debenture and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Debenture at a price in excess of that price paid for such shares pursuant to this Debenture. The Company and the Holder hereby agree that such amount of stipulated damages is not disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Debenture into shares of Common Stock.

                                    ARTICLE 7

                                  MISCELLANEOUS

SECTION 7.1 Notice of Certain Events.

In the case of the occurrence of any event described in Section 3.4 of this Debenture, the Company shall cause to be mailed to the Holder of this Debenture at its last address as it appears in the Company's security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days' notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice thereof, including, if applicable, a statement of (y) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

SECTION 7.2 Register.

The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Debenture. Upon any transfer of this Debenture in accordance with Articles 2 and 4 hereof, the Company shall register such transfer on the Debenture register.

SECTION 7.3 Withholding.

To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Debenture.

SECTION 7.4 Transmittal of Notices.

Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

         (1) if to the Company, to:

         Quintek Technologies, Inc.
         17951 Lyons Circle
         Huntington Beach, CA 92647
         Telephone:        714-848-7741
         Facsimile:        714-848-7701


         (2) if to the Holder,  to:

         Golden Gate  Investors,  Inc.
         7817 Herschel  Avenue, Suite  200
         La  Jolla,  California  92037
         Telephone:   858-551-8789
         Facsimile:   858-551-8779

Each of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 7.4.

SECTION 7.5  Attorneys'  Fees.

Should any party hereto employ an attorney for the purpose of enforcing or construing this Debenture, or any judgment based on this Debenture, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding. The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

SECTION 7.6 Governing  Law.

This Debenture shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to conflicts of laws principles). With respect to any suit, action or proceedings relating to this Debenture, the Company irrevocably submits to the exclusive jurisdiction of the courts of the State of California sitting in San Diego and the United States District Court located in the City of San Diego and hereby waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Subject to applicable law, the Company agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Debenture shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of its indebtedness, or by such other means provided by law.

SECTION  7.7  Waiver of Jury  Trial.

To the fullest extent permitted by law, each of the parties hereto hereby knowingly, voluntarily and intentionally waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Debenture or any other document or any dealings between them relating to the subject matter of this Debenture and other documents. Each party hereto (i) certifies that neither of their respective representatives, agents or attorneys has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Debenture by, among other things, the mutual waivers and certifications herein.

SECTION 7.8 Headings. The headings of the Articles and Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

SECTION 7.9 Payment Dates.

Whenever any payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

SECTION 7.10 Binding Effect.

Each Holder by accepting this Debenture agrees to be bound by and comply with the terms and provisions of this Debenture.

SECTION 7.11 No Stockholder Rights.

Except as otherwise provided herein, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

SECTION  7.12  Facsimile Execution.

Facsimile execution shall be deemed originals.

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer on the date of this Debenture.

Quintek Technologies, Inc.

By: /s/ Robert Steele
    ---------------------------------
Title: Chief Executive Officer

EXHIBIT A
DEBENTURE CONVERSION NOTICE

TO:      Quintek Technologies, Inc.


The undersigned owner of this Convertible Debenture due August 2, 2006 (the "Debenture") issued by Quintek Technologies, Inc. (the "Company") hereby irrevocably exercises its option to convert $__________ Principal Amount of the Debenture into shares of Common Stock in accordance with the terms of the Debenture. The undersigned hereby instructs the Company to convert the portion of the Debenture specified above into shares of Common Stock Issued at Conversion in accordance with the provisions of Article 3 of the Debenture. The undersigned directs that the Common Stock and certificates therefor deliverable upon conversion, the Debenture reissued in the Principal Amount not being surrendered for conversion hereby, [the check or shares of Common Stock in payment of the accrued and unpaid interest thereon to the date of this Notice,] together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Debenture set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:  _________________________

-----------------------------------------
By: _____________________________________
Title: __________________________________
Fill in for registration of Debenture:
Please print name and address
(including ZIP code number):


GOLDEN GATE INVESTORS, INC.
1795 UNION STREET, 3rd FLOOR
SAN FRANCISCO, CALIFORNIA 94123
TELEPHONE:  (415) 409-8703
FACSIMILE:  (415) 409-8704
E-MAIL: LJCI@PACBELL.NET
LA JOLLA                                           www.LJCInvestors.com
SAN FRANCISCO

Exhibit 10.22b

August 2, 2004

Mr. Robert Steele
Quintek Technologies, Inc.
17951 Lyons Circle
Huntington Beach, CA 92647


Re: Registration Statement Legal and Accounting Fees

Dear Robert:

This letter will set forth our agreement for the payment of the attorneys' and accounting fees necessary for the filing of a registration statement by Quintek Technologies, Inc. ("Quintek") to cover, among other things, the shares of Quintek common stock necessary for the 5 3/4 % Convertible Debenture and the warrants issued to Golden Gate Investors, Inc. ("GGI").

Under the Securities Purchase Agreement, GGI is to advance $225,000 to Quintek upon closing. It is agreed that GGI will retain $50,000 of the initial advance for the payment of legal and accounting fees for the filing of the Registration Statement for the Conversion Shares and the Warrant Shares.

Quintek agrees that it is responsible for the payment of legal and accounting fees, if any, over and above the $50,000 covered herein.

If this letter correctly reflects our agreement regarding the payment of Quintek's attorneys' and accounting fees for the preparation and filing of the Registration Statement, please acknowledge your agreement by signing below.

Sincerely,

/s/ Travis W. Huff
--------------------------
Travis W. Huff
Portfolio Manager


Quintek Technologies, Inc.

By: /s/ Robert Steele
    --------------------------------------
Title: Chairman and CEO


GOLDEN GATE INVESTORS, INC.
1795 UNION STREET, 3rd FLOOR
SAN FRANCISCO, CALIFORNIA 94123
TELEPHONE:  (415) 409-8703
FACSIMILE:    (415) 409-8704
E-MAIL: LJCI@PACBELL.NET
LA JOLLA                           www.ljcinvestors.com
SAN FRANCISCO

Exhibit 10.22c

August 2, 2004

Mr. Robert Steele
Quintek Technologies, Inc.
17951 Lyons Circle
Huntington Beach, CA 92647


Re: Warrant Prepayment

Dear Robert:

This letter will set forth our agreement for the prepayment toward future Warrant exercises under the Warrant Agreement dated as of August 2, 2004 by and between Quintek Technologies, Inc. ("Quintek") and Golden Gate Investors, Inc. ("GGI"). Capitalized terms used herein and not otherwise defined herein shall have the definitions set forth in the Convertible Debenture dated August 2, 2004 issued by Quintek to GGI.

Once the Registration Statement is declared effective by the SEC and Quintek is able to issue registered Common Stock to GGI, GGI will immediately submit a $2,500 Debenture conversion and related $25,000 Warrant exercise. Within 2 business days of GGI's receipt of the registered Common Stock from such Debenture conversion and Warrant exercise, GGI shall wire the sum of $275,000 to Quintek, and within 30 days of GGI's receipt of the registered Common Stock from such Debenture conversion and Warrant exercise, GGI shall wire the sum of $200,000 to Quintek. Such funds shall represent a prepayment towards the future exercise of Warrant Shares under the Warrant Agreement. The timing of the application of the prepaid funds shall be at GGI's sole discretion. Quintek shall not be able to prevent GGI from converting the Debenture and shall not be able to prepay the Debenture, regardless of the price of the Stock, in connection with the Debenture conversions associated with the Warrant prepayments.

If this letter correctly reflects our agreement regarding the prepayment by GGI to Quintek toward Warrant exercises, please acknowledge your agreement by signing below.

Sincerely,

/s/ Travis W. Huff
----------------------------
Travis W. Huff
Portfolio Manager



Quintek Technologies, Inc.

By: /s/ Robert Steele
------------------------------------
Title: Chairman & CEO

Exhibit 10.22d


Initials                                       Initials
         -----------                                     ----------

                          REGISTRATION RIGHTS AGREEMENT

                  Registration Rights Agreement dated as of August 2, 2004 (this "Agreement") by and between Quintek Technologies, Inc., a California corporation, with principal executive offices located at 17951 Lyons Circle, Huntington Beach, CA 92647 (the "Company"), and Golden Gate Investors, Inc. (the "Initial Investor").

                  WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement dated as of even date herewith, by and between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor a Convertible Debenture (the "Debenture") of the Company in the aggregate principal amount of $300,000 which, upon the terms of and subject to the conditions contained therein, is convertible into shares of the Company's Common Stock (the "Common Stock") ; and

                  WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide with respect to the Common Stock issued upon conversion of the Debenture and the Warrant Shares certain registration rights under the Securities Act;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Definitions

         (A) As used in this Agreement, the following terms shall have the meanings:

                  (1) "Affiliate" of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

                  (2) "Closing Date" means the date of this Agreement.

                  (3) "Commission" means the Securities and Exchange Commission.

                  (4) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

                  (5) "Investor" means each of the Initial Investor and any transferee or assignee of Registrable Securities which agrees to become bound by all of the terms and provisions of this Agreement in accordance with Section 8 hereof.

                  (6) "Person" means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  (7) "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

                  (8) "Public Offering" means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Stock and made pursuant to the Securities Act.

                  (9) "Registrable Securities" means the Common Stock issued or issuable (i) upon conversion or redemption of the Debenture, (ii) exercise of the Conversion Warrants (iii) pursuant to the terms and provisions of the Debenture or the Securities Purchase Agreement, (iv) in connection with any distribution, recapitalization, stock-split, stock adjustment or reorganization of the Company; provided, however, a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

                  (10) "Registration Statement" means a registration statement of the Company filed on an appropriate form under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits to and other material incorporated by reference in such registration statement and Prospectus.

                  (11) "Restricted Security" means any share of Common Stock issued upon conversion or redemption of the Debenture or Warrant except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto) or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

                  (12) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute. (B) All capitalized terms used and not defined herein have the respective meaning assigned to them in the Securities Purchase Agreement or the Debenture.

2.       Registration

         (A) Filing and Effectiveness of Registration Statement. The Company shall prepare and file with the Commission as soon as practicable a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but in no event later than the Deadline (as defined in the Debenture). The Company shall promptly (and, in any event, no more than 24 hours after it receives comments from the Commission), notify the Buyer when and if it receives any comments from the Commission on the Registration Statement and promptly forward a copy of such comments, if they are in writing, to the Buyer. At such time after the filing of the Registration Statement pursuant to this Section 2(A) as the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement, the Company shall promptly, and in no event later than two (2) business days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement be accelerated within forty-eight (48) hours of the Commission's receipt of such request. The Company shall notify the Initial Investor by written notice that such Registration Statement has been declared effective by the Commission within 24 hours of such declaration by the Commission.

         (B) Eligibility for Use of Form S-3 or an SB-2. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 or SB-2 and it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

         (C) Additional Registration Statement. In the event the Current Market Price declines to a price per share the result of which is that the Company cannot satisfy its conversion obligations to Initial Investor hereunder, the Company shall, to the extent required by the Securities Act (because the additional shares were not covered by the Registration Statement filed pursuant to Section 2(a)), as reasonably determined by the Initial Investor, file an additional Registration Statement with the Commission for such additional number of Registrable Securities as would be issuable upon conversion of the Debenture (the "Additional Registrable Securities") in addition to those previously registered. The Company shall, to the extent required by the Securities Act, as reasonably determined by the Initial Investor, prepare and file with the Commission not later than the 30th day thereafter, a Registration Statement relating to the offer and sale of such Additional Registrable Securities and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act as promptly as practicable but not later than the Deadline. The Company shall not include any other securities in the Registration Statement relating to the offer and sale of such Additional Registrable Securities.

         (D) (i) If the Company proposes to register any of its warrants, Common Stock or any other shares of common stock of the Company under the Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms, (B) relating to Common Stock or any other shares of common stock of the Company issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company or (C) in connection with a direct or indirect acquisition by the Company of another Person or any transaction with respect to which Rule 145 (or any successor provision) under the Securities Act applies), whether or not for sale for its own account, it will each such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement relating to such registration to each Investor, which notice shall set forth such Investor's rights under this Section 2(D) and shall offer such Investor the opportunity to include in such registration statement such number of Registrable Securities as such Investor may request. Upon the written request of any Investor made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Investor), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by each Investor, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, however, that (A) if such registration involves a Public Offering, each Investor must sell its Registrable Securities to any underwriters selected by the Company with the consent of such Investor on the same terms and conditions as apply to the Company and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2 and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to each Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. The Company's obligations under this Section 2(D) shall terminate on the date that the registration statement to be filed in accordance with Section 2(A) is declared effective by the Commission. (ii) If a registration pursuant to this Section 2(D) involves a Public Offering and the managing underwriter thereof advises the Company that, in its view, the number of shares of Common Stock that the Company and the Investors intend to include in such registration exceeds the largest number of shares of Common Stock that can be sold without having an adverse effect on such Public Offering (the "Maximum Offering Size"), the Company will include in such registration only such number of shares of Common Stock as does not exceed the Maximum Offering Size, and the number of shares in the Maximum Offering Size shall be allocated among the Company, the Investors and any other sellers of Common Stock in such Public Offering ("Third-Party Sellers"), first, pro rata among the Investors until all the shares of Common Stock originally proposed to be offered for sale by the Investors have been allocated, and second, pro rata among the Company and any Third-Party Sellers, in each case on the basis of the relative number of shares of Common Stock originally proposed to be offered for sale under such registration by each of the Investors, the Company and the Third-Party Sellers, as the case may be. If as a result of the proration provisions of this Section 2(D)(ii), any Investor is not entitled to include all such Registrable Securities in such registration, such Investor may elect to withdraw its request to include any Registrable Securities in such registration. With respect to registrations pursuant to this Section 2(D), the number of securities required to satisfy any underwriters' over-allotment option shall be allocated among the Company, the Investors and any Third Party Seller pro rata on the basis of the relative number of securities offered for sale under such registration by each of the Investors, the Company and any such Third Party Sellers before the exercise of such over-allotment option.

3.      Obligations of the Company.

         In connection with the registration of the Registrable Securities, the Company shall: (A) Promptly (i) prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities for a period of five (5) years from the date on which the Registration Statement is first declared effective by the Commission (the "Effective Time") or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant thereto in accordance with the plan of distribution provided in the Prospectus, transferred pursuant to Rule 144 under the Securities Act or otherwise transferred in a manner that results in the delivery of new securities not subject to transfer restrictions under the Securities Act (the "Registration Period") and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (B) During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;

         (C) (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide (A) draft copies thereof to the Investors and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose and (B) to the Investors a copy of the accountant's consent letter to be included in the filing and (ii) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

         (D) (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions as the Investors who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,
(iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(D), (B) subject itself to general taxation in any such jurisdiction or
(C) file a general consent to service of process in any such  jurisdiction;

         (E) As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

         (F) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

         (G) Cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, and included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

         (H) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

         (I) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the registration statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investors reasonably may request and registered in such names as the Investor may request; and, within three (3) business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such registration statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

         (J) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

         (K) Make generally available to its security holders as soon as practicable, but in any event not later than three (3) months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11 (a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

         (L) In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

         (M) (i) Make reasonably available for inspection by Investors, any underwriter participating in any disposition pursuant to the Registration
Statement, and any attorney, accountant or other agent retained by such Investors or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Investors or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations;

provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material nonpublic information shall be kept confidential by such Investors and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investors and the other parties entitled thereto by one firm of counsel designated by and on behalf of the majority in interest of Investors and other parties;

         (N)  In  connection   with  any   underwritten   offering,   make  such
representations and warranties to the Investors participating in such underwritten offering and to the managers, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings;

         (O) In connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managers) addressed to the underwriters, covering such matters as are customarily covered in opinions requested in secondary underwritten offerings (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Registration Statement and the Prospectus, including any documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, subject to customary limitations);

         (P) In connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company, in each case for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each underwriter participating in such underwritten offering (if such underwriter has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed), in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary underwritten offerings;

         (Q)  In  connection  with  any  underwritten  offering,   deliver  such
documents and certificates as may be reasonably required by the managers, if any, and

         (R) In the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2729(b)(1) of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD Rules") (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Registration Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

4.       Obligations of the Investors

         In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         (A) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request;

         (B) Each Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement; and

         (C) Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(E) or 3(F), it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(E) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.      Expenses of Registration

         All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to
Section 3, but including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and the reasonable fees of one firm of counsel to the holders of a majority in interest of the Registrable Securities shall be borne by the Company.

6.      Indemnification  and Contribution

         (A) Indemnification by the Company. The Company shall indemnify and hold harmless each Investor and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 3(E), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

         (B) Notice of Claims, etc. Promptly after receipt by a party seeking indemnification pursuant to this Section 6 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 6 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment.

         (C) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (A) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(D) were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(D). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors and any underwriters in this
Section 6(D) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

         (D) Notwithstanding any other provision of this Section 6, in no event shall any (i) Investor be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

         (E) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity. 7. Rule 144

         With a view to making available to the Investors the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its best efforts to:

                  (1) comply with the provisions of paragraph (c) (1) of Rule 144 and

                  (2) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Investor, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

8.       Assignment

         The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any permitted transferee of all or any portion of such Registrable Securities (or all or any portion of the Debenture or Warrant of the Company which is convertible into such securities) only if

                  (a) the  Investor  agrees in writing  with the  transferee  or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment,

                  (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned,

                  (c) immediately following such transfer or assignment, the securities so transferred or assigned to the transferee or assignee constitute Restricted Securities and

                  (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

9.       Amendment and Waiver

         Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority-in-interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company.

10.      Changes in Common Stock

         If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, reverse split, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

 11.     Miscellaneous

         (A) A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (B) If, after the date hereof and prior to the Commission declaring the Registration Statement to be filed pursuant to Section 2(a) effective under the Securities Act, the Company grants to any Person any registration rights with respect to any Company securities which are more favorable to such other Person than those provided in this Agreement, then the Company forthwith shall grant (by means of an amendment to this Agreement or otherwise) identical registration rights to all Investors hereunder.

         (C) Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

                           (1) if to the Company, to:

                            Quintek Technologies, Inc.
                            17951 Lyons Circle
                            Huntington Beach, CA 92647
                            Telephone:       714-848-7741
                            Facsimile:       714-848-7701


                            (2) if to the Investor, to:

                            Golden Gate Investors, Inc.
                            7817 Herschel Avenue, Suite 200
                            La Jolla, California 92037
                            Telephone:       858-551-8789
                            Facsimile:       858-551-8779


                            (3) if to any other Investor, at such address as such Investor shall have provided in writing to the Company.

The Company, the Initial Investor or any Investor may change the foregoing address by notice given pursuant to this Section 11(C).

         (D) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (E) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of San Diego or the state courts of the State of California sitting in the City of San Diego in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

         (F) Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding. The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

         (G) The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (H) The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, except for such rights and conflicts as have been irrevocably waived. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in interest of the Registrable Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are subject in all respect to the prior rights of the holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement. The restrictions on the Company's rights to grant registration rights under this paragraph shall terminate on the date the Registration Statement to be filed pursuant to Section 2(A) is declared effective by the Commission.

         (I) This Agreement, the Securities Purchase Agreement, the Debenture and the Conversion Warrants Agreement, of even date herewith among the Company and the Initial Investor constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. These Agreements supersede all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

         (J) Subject to the requirements of Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (K) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         (L) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

         (M) The Company acknowledges that any failure by the Company to perform its obligations under Section 3, or any delay in such performance, could result in direct damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by such failure or delay.

         (N) This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed and delivered on the date first above written.

                           Quintek Technologies, Inc.


                           By:  /s/ Robert Steele
                                ------------------------------
                                 Name: Robert Steele
                                 Title: President, CEO



                           Golden Gate Investors, Inc.


                           By:  Travis Huff
                                ------------------------------
                                 Name:  Travis Huff
                                 Title: Portfolio Manager